Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each of Charles A. Blixt and McDara P. Folan, III, or any one of them, each acting alone, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, in connection with the Registration Statement on Form S-4 (the “Registration Statement”) of Reynolds American Inc. (the “Company”), under the Securities Act of 1933, as amended (the “Securities Act”), including, without limiting the generality of the foregoing, to sign the Registration Statement on behalf of the undersigned as a director of the Company, to sign any amendments and supplements relating thereto (including post-effective amendments) under the Securities Act and to sign any instrument, contract, document or other writing of or in connection with the Registration Statement and any amendments and supplements thereto (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, the full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS HEREOF, the undersigned has signed these presents this 30th day of November, 2005.

/s/ Betsy S. Atkins

Betsy S. Atkins

/s/ John T. Chain, Jr.

John T. Chain, Jr.

/s/ E. V. (Rick) Goings

E. V. (Rick) Goings

/s/ Nana Mensah

Nana Mensah

Martin D. Feinstein

/s/ Antonio Monteiro de Castro

Antonio Monteiro de Castro

/s/ H.G.L. (Hugo) Powell

H.G.L. (Hugo) Powell

/s/ Joseph P. Viviano

Joseph P. Viviano

/s/ Thomas C. Wajnert

Thomas C. Wajnert

/s/ Neil R. Withington

Neil R. Withington